EXHIBIT 32.2 CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned Chief Financial Officer of Asante' Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended October 2, 2004 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

         (1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 18, 2005                   ASANTE' TECHNOLOGIES, INC.

                                           /s/ Raj Matthew
                                           -------------------------------------
                                           Raj Matthew
                                           Chief Financial Officer